BT PYRAMID MUTUAL FUNDS
Institutional Asset Management Fund

SUPPLEMENT DATED MARCH 20, 2000, (REPLACING SUPPLEMENT DATED FEBRUARY 10, 2000) TO PROSPECTUS DATED JULY 31, 1999

THE FOLLOWING REVISES THE FUND'S ADDRESS FOR ALL CORRESPONDENCE, INCLUDING
APPLICATIONS:

                                 Service Center
                                 P.O. Box 219210
                                 Kansas City, MO 64121-9210

THE FOLLOWING REPLACES THE "STRATEGIES" SECTION:

In seeking the Fund's goal, the investment adviser allocates the Fund's assets among three principal asset classes: stocks, bonds and short-term instruments. The investment adviser will generally allocate the largest portion of the Fund's assets to stocks, with smaller allocations to short-term instruments and bonds. These are general guidelines. The Fund's investment in each asset class fluctuates depending on the investment adviser's perception of the opportunities available among the three asset classes and the relative risks associated with such opportunities, consistent with the Fund's goal. The Fund regularly uses derivatives to increase or decrease its exposure to the various asset classes.

THE FOLLOWING REPLACES THE SECOND SENTENCE IN THE "PRINCIPAL INVESTMENTS - STOCKS" SECTION:

The Fund's investment adviser seeks to maximize total return by assembling a portfolio of stocks that attempt to track the S&P 500 Index in terms of risk and sector allocation. The investment adviser then uses a set of quantitative measures to signal which stocks have characteristics which imply favorable returns, and then determines whether to overweight, underweight, or hold a neutral position relative to S&P 500 Index weightings. These measures have been developed over several years of fundamental research in which the investment adviser has consistently sought to identify significant market inefficiencies, and then use these imperfections to affect returns.

The Fund may also invest a portion of their assets in common stocks of companies that are the targets of publicly announced acquisitions. The selection of these investments is based on a proprietary quantitative model that provides a disciplined approach to both the timing and quantity of shares purchased.

THE FOLLOWING REPLACES THE FIRST SENTENCE IN THE "PRINCIPAL INVESTMENTS - BONDS"
SECTION:

These securities include investment grade domestic and foreign fixed income securities.
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THE FOLLOWING SUPPLEMENTS THE THIRD SENTENCE IN THE "PRINCIPAL INVESTMENTS -
BONDS" SECTION:

Securities in this asset class also include taxable municipal securities.

THE FOLLOWING REPLACES THE FIRST SENTENCE IN THE "PRINCIPAL INVESTMENTS - SHORT-TERM INSTRUMENTS" SECTION:

The short-term instruments in which the Fund invests include domestic and foreign securities, money market mutual funds and money market instruments.

THE FOLLOWING REPLACES THE SECOND SENTENCE IN THE "PRINCIPAL INVESTMENTS - DERIVATIVES" SECTION:

The Fund primarily uses futures, options, forward currency transactions and swaps.

THE FOLLOWING SUPPLEMENTS THE "PRINCIPAL INVESTMENTS -- DERIVATIVES" SECTION:

The Fund may use derivatives for leveraging, which is a way to attempt to enhance returns.

THE FOLLOWING SUPPLEMENTS THE "INVESTMENT PROCESS" SECTION:

The Fund employs a global asset allocation strategy which attempts to enhance returns and manage risk by responding effectively to changes in global markets using instruments including, but not limited to, futures, options and currency forwards. This strategy employs a multi-factor global asset allocation model that evaluates equity, bond, cash and currency opportunities across domestic and international markets.

In implementing the global asset allocation strategy, the Fund invests in derivatives based on any type of security or index including futures traded on foreign exchanges, such as bonds and equity indices of foreign countries. Some derivative strategies, including selling futures, buying puts and writing calls, may hedge the Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase and will broaden the Fund's market exposure. Options and futures may be combined with each other, or with forward contracts, in order to adjust the risk and return characteristics of an overall strategy.

The Fund may also enter into forward currency exchange contracts (agreements to exchange one currency for another at a future date), may buy and sell futures contracts relating to foreign currencies and may purchase securities indexed to foreign currencies. Currency management strategies allow us to shift investment exposure from one currency to another or to attempt to profit from anticipated declines in the value of a foreign currency relative to the U.S. dollar. Successful implementation of the global asset allocation strategy depends on the investment adviser's judgment as to the potential risks and rewards of implementing the different types of strategies.

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THE FOLLOWING SUPPLEMENTS THE "RISKS - PRIMARY RISKS" SECTION:

Derivative Risk. Derivatives may be more volatile and less liquid than traditional securities. Risks associated with derivatives include:
o the derivative may not fully offset the underlying positions;
o the derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and
o the possibility the Fund cannot sell the derivative because of an illiquid secondary market.

The use of derivatives for leveraging purposes tends to magnify the effect of an instrument's price changes as market conditions change.

Merger Arbitrage Risk. The mergers and acquisitions marketplace can produce unforeseeable results. Merger and acquisition transactions may be renegotiated, terminated or delayed for a variety of reasons. In the event these transactions fail to close or close at a less than expected price per share, the Fund may realize losses or a lower return than anticipated.

THE FOLLOWING SUPPLEMENTS THE "MANAGEMENT OF THE FUND" SECTION:

On June 4, 1999, Bankers Trust Corporation merged with a subsidiary of Deutsche Bank A.G. ("Deutsche Bank"). Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. At a special meeting of shareholders held in 1999, shareholders voted to approve a new investment advisory agreement (the "Advisory Agreement") with Bankers Trust Company ("Bankers Trust"). Approval of the Advisory Agreement was sought because Deutsche Bank became Bankers Trust's parent company and, therefore, controls its operations as investment adviser.

At the special meeting, shareholders of the Fund also approved a new investment advisory agreement with Deutsche Asset Management, Inc. (formerly Morgan Grenfell Inc.) The new investment advisory agreement may be implemented within two years of the date of the special meeting upon approval of a majority of the members of the Board of Trustees who are not "interested persons," generally referred to as independent trustees. Shareholders of the Fund also approved a new sub-investment advisory agreement among the Fund's portfolio, Deutsche Asset Management, Inc. and Bankers Trust under which Bankers Trust may perform certain of Deutsche Asset Management Inc.'s responsibilities, at Deutsche Asset Management, Inc.'s expense, upon approval of the independent trustees, within two years of the date of the special meeting.

Under the new investment advisory agreements and new sub-advisory agreement, the compensation paid and the services provided would be the same as those under the Advisory Agreements with Bankers Trust.

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Deutsche Asset Management, Inc. is located at 885 Third Avenue, 32nd Floor, New
York, New York 10022. The firm provides a full range of investment advisory services to institutional clients. It serves as investment adviser to 11 other investment companies and as sub-adviser to five other investment companies.

THE FOLLOWING REPLACES THE "MANAGEMENT OF THE FUND - PORTFOLIO MANAGER" SECTION:

PORTFOLIO MANAGERS. The following portfolio managers are responsible for the day-to-day management of the master portfolio:

JANET CAMPAGNA

o Managing Director and Lead Manager of the master portfolio.
o Head of Global and Tactical Asset Allocation.
o Joined the adviser in 1999 and began managing the master portfolio in 2000.
o Investment Strategist and Manager of the Asset Allocation Strategies Group for Barclays Global Investors from 1994 to 1999.
o Over nine years of investment industry experience.
o Bachelor's degree in Economics from Northeastern University; Master's degree in Social Science from California Institute of Technology and Ph. D in Political Science from University if California at Irvine.

ROBERT WANG
o Vice President and Co-Manager of the master portfolio.
o Joined the adviser in 1995 and began managing the master portfolio in 2000.
o Fixed income trader for J.P. Morgan from 1983 to 1985.
o Over 16 years of investment industry experience.
o Bachelor's degree in Economics from the Wharton School at the University of Pennsylvania.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPP482 (3/00)

CUSIP:
055847404

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